The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-D
09/1/05 ACTUAL BALANCES

Fixed/Arm:	Fixed Rate

Total Current Balance:	61,973,168
Total Original Balance:	62,611,349

Number Of Loans:	1,326

			Minimum	Maximum
Average Current Balance:	$46,736.93		$2,364.81	$300,000.00
Average Original Balance:	$47,218.21		$5,000.00	$300,000.00
Average Appraisal Value:	$300,755.30		$28,000.00	$1,500,000.00
Average Purchase Price:	$232,084.47		$0.00	$624,318.00
Average Collateral Value:	$300,105.73		$28,000.00	$1,500,000.00

Weighted Average Gross Coupon:	10.647%		7.350	15.490%

Weighted Average Gross Margin:	0.000%		0.000	0.000%
Weighted Average Initial Rate Cap:	0.000%		0.000	0.000%
Weighted Average Period Rate Cap:	0.000%		0.000	0.000%
Weighted Average Minimum Rate:	0.000%		0.000	0.000%
Weighted Average Maximum Rate:	0.000%		0.000	0.000%

Weighted Average Initial Reset Frequency:	0	months	0	0	months
Weighted Average Reset Frequency:	0	months	0	0	months
Weighted Average Next Reset:	0.00	months	0.00	0.00	months

Weighted Average Combined Orig Ltv:	78.30%		14.68	100.00%
Weighted Average Combined Orig Ltv W Ss:	78.30%		14.68	100.00%

Weighted Average Fico Score:	606		461	791

Weighted Average Back-End Ratio:	41.02%		7.53	80.75%

Weighted Average Orig Amort Term:	317.97	months	60.00	360.00	months
Weighted Average Original Term:	290.56	months	60.00	360.00	months
Weighted Average Remaining Term:	286.79	months	20.00	360.00	months
Weighted Average Seasoning:	3.76	months	0.00	94.00	months

Weighted Average Prepay Term:	34.02	months	0.00	60.00	months

Top State Concentrations ($):	32.31 % California, 12.78 % Florida, 5.69 % New Jersey
Maximum Zip Code Concentration ($):	0.83% 92563

Origination Date:			Sep 30, 1997	Aug 31, 2005
First Pay Date:			Nov 06, 1997	Oct 01, 2005
Paid To Date:			Jun 10, 2005	Nov 01, 2005
Mature Date:			Apr 01, 2007	Sep 01, 2035
1St Rate Adj Date:			NULL	NULL
Next Rate Adj Date:			NULL	NULL

Second Liens
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,133	52,534,598.38	84.77
Fixed Rate Balloon	193	9,438,570.04	15.23
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
POOL:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,248	60,314,114.26	97.32
1	78	1,659,054.16	2.68
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	1,325	61,933,031.02	99.94
02:Delinquent:30 Days	1	40,137.40	0.06
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,133	52,534,598.38	84.77
Fixed Rate Balloon	193	9,438,570.04	15.23
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	1,326	61,973,168.42	100.00
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	1,326	61,973,168.42	100.00
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5,000 - 50,000	914	28,823,866.48	46.51
50,001 - 100,000	337	22,580,186.87	36.44
100,001 - 150,000	51	6,145,474.62	9.92
150,001 - 200,000	18	2,905,186.88	4.69
200,001 - 250,000	3	701,363.11	1.13
250,001 - 300,000	3	817,090.46	1.32
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2,365 - 50,000	921	29,159,763.06	47.05
50,001 - 100,000	330	22,244,290.29	35.89
100,001 - 150,000	51	6,145,474.62	9.92
150,001 - 200,000	18	2,905,186.88	4.69
200,001 - 250,000	3	701,363.11	1.13
250,001 - 300,000	3	817,090.46	1.32
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.350 - 7.500	2	129,748.46	0.21
7.501 - 8.000	7	457,981.67	0.74
8.001 - 8.500	34	2,460,261.23	3.97
8.501 - 9.000	67	4,532,448.51	7.31
9.001 - 9.500	99	5,972,798.22	9.64
9.501 - 10.000	201	10,292,663.84	16.61
10.001 - 10.500	149	7,890,705.22	12.73
10.501 - 11.000	200	8,350,372.19	13.47
11.001 - 11.500	131	6,246,189.22	10.08
11.501 - 12.000	137	5,531,134.00	8.93
12.001 - 12.500	94	3,470,685.08	5.60
12.501 - 13.000	98	3,381,819.04	5.46
13.001 - 13.500	41	1,327,620.01	2.14
13.501 - 14.000	45	1,535,945.98	2.48
14.001 - 14.500	9	156,330.96	0.25
14.501 - 15.000	7	161,669.45	0.26
15.001 - 15.490	5	74,795.34	0.12
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	3	73,697.01	0.12
84	2	36,404.72	0.06
96	1	10,814.44	0.02
120	62	1,810,100.83	2.92
144	2	49,707.64	0.08
180	315	13,543,478.33	21.85
240	283	11,201,698.12	18.08
300	15	691,348.67	1.12
360	643	34,555,918.66	55.76
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
20 - 60	24	289,700.17	0.47
61 - 120	83	2,523,395.01	4.07
121 - 180	287	13,013,692.79	21.00
181 - 240	274	10,899,113.12	17.59
241 - 300	25	957,394.13	1.54
301 - 360	633	34,289,873.20	55.33
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	140	7,493,111.94	12.09
1 - 3	1,028	50,095,358.33	80.83
4 - 6	45	1,670,311.74	2.70
7 - 9	27	769,979.57	1.24
10 - 12	2	119,189.07	0.19
13 - 15	3	89,854.99	0.14
16 - 18	1	25,330.00	0.04
19 - 21	1	17,376.95	0.03
25 - 27	1	33,601.67	0.05
61 - 63	16	312,213.49	0.50
64 - 66	29	667,550.55	1.08
85 - 87	3	67,490.92	0.11
88 - 90	19	372,863.02	0.60
91 - 93	6	84,251.45	0.14
94 - 94	5	154,684.73	0.25
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	140	7,493,111.94	12.09
1 - 12	1,102	52,654,838.71	84.96
13 - 24	5	132,561.94	0.21
25 - 36	1	33,601.67	0.05
61 - 72	45	979,764.04	1.58
85 - 94	33	679,290.12	1.10
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
14.68 - 15.00	1	24,988.36	0.04
15.01 - 20.00	2	126,158.37	0.20
20.01 - 25.00	3	101,780.47	0.16
25.01 - 30.00	4	156,510.66	0.25
30.01 - 35.00	3	108,808.05	0.18
35.01 - 40.00	11	517,277.40	0.83
40.01 - 45.00	12	683,316.66	1.10
45.01 - 50.00	19	931,294.52	1.50
50.01 - 55.00	30	1,467,992.56	2.37
55.01 - 60.00	49	2,982,714.75	4.81
60.01 - 65.00	68	3,197,340.94	5.16
65.01 - 70.00	80	4,136,561.07	6.67
70.01 - 75.00	150	7,183,437.39	11.59
75.01 - 80.00	224	10,116,469.08	16.32
80.01 - 85.00	215	10,223,038.73	16.50
85.01 - 90.00	185	8,722,612.03	14.07
90.01 - 95.00	37	1,589,847.31	2.57
95.01 - 100.00	233	9,703,020.07	15.66
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.53 - 10.00	1	51,937.91	0.08
10.01 - 15.00	5	292,653.72	0.47
15.01 - 20.00	8	315,541.57	0.51
20.01 - 25.00	42	2,066,375.43	3.33
25.01 - 30.00	90	3,639,595.02	5.87
30.01 - 35.00	167	7,187,640.09	11.60
35.01 - 40.00	216	10,409,879.75	16.80
40.01 - 45.00	344	15,719,475.62	25.36
45.01 - 50.00	326	15,800,698.14	25.50
50.01 - 55.00	116	5,937,997.73	9.58
55.01 - 60.00	8	307,999.23	0.50
60.01 - 65.00	1	142,729.76	0.23
70.01 - 75.00	1	54,076.83	0.09
80.01 - 80.75	1	46,567.62	0.08
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
461 - 475	3	61,654.39	0.10
476 - 500	7	227,029.47	0.37
501 - 525	88	3,819,899.66	6.16
526 - 550	130	6,202,821.16	10.01
551 - 575	196	8,935,015.59	14.42
576 - 600	249	11,048,125.46	17.83
601 - 625	210	10,271,638.25	16.57
626 - 650	171	7,638,419.63	12.33
651 - 675	142	6,707,026.69	10.82
676 - 700	78	3,904,900.92	6.30
701 - 725	32	2,113,190.46	3.41
726 - 750	10	500,831.26	0.81
751 - 775	4	158,211.65	0.26
776 - 791	6	384,403.83	0.62
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	618	32,233,165.42	52.01
No Prepayment Penalty	708	29,740,003.00	47.99
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	708	29,740,003.00	47.99
12	32	2,213,389.29	3.57
24	26	1,354,770.14	2.19
36	549	28,434,913.75	45.88
60	11	230,092.24	0.37
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,033	48,488,427.22	78.24
PUD	203	9,615,939.64	15.52
Condominium	65	2,772,655.63	4.47
Townhouse	16	756,953.91	1.22
Two-Four Family	8	318,632.63	0.51
Manufactured Housing	1	20,559.39	0.03
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Second Lien	1,326	61,973,168.42	100.00
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	1,133	52,534,598.38	84.77
Balloon	193	9,438,570.04	15.23
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	1,326	61,973,168.42	100.00
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	1,326	61,973,168.42	100.00
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,105	52,373,752.76	84.51
Purchase	177	7,001,045.61	11.30
Rate/Term Refinance	44	2,598,370.05	4.19
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,321	61,785,934.97	99.70
Investor	4	164,005.58	0.26
Second Home	1	23,227.87	0.04
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	1,207	55,371,730.15	89.35
Stated Documentation	80	4,285,980.66	6.92
Limited Documentation	39	2,315,457.61	3.74
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	1,128	52,828,968.85	85.24
B	136	6,518,752.36	10.52
C	62	2,625,447.21	4.24
Total	1,326	61,973,168.42	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	69	2,963,373.73	4.78
California	308	20,021,226.20	32.31
Colorado	20	739,557.67	1.19
Connecticut	19	822,321.79	1.33
Delaware	7	297,986.97	0.48
Florida	165	7,919,714.51	12.78
Georgia	26	904,976.23	1.46
Idaho	7	290,864.74	0.47
Illinois	17	587,094.24	0.95
Indiana	9	224,470.17	0.36
Iowa	5	149,688.79	0.24
Kansas	3	73,806.34	0.12
Kentucky	10	304,620.42	0.49
Louisiana	16	520,182.17	0.84
Maine	1	34,916.03	0.06
Maryland	44	2,527,018.51	4.08
Massachusetts	20	905,673.61	1.46
Michigan	24	1,054,870.19	1.70
Minnesota	16	464,964.38	0.75
Mississippi	1	10,307.64	0.02
Missouri	9	319,601.44	0.52
Montana	1	34,872.67	0.06
Nebraska	3	44,884.23	0.07
Nevada	37	1,692,024.93	2.73
New Hampshire	5	148,166.06	0.24
New Jersey	72	3,527,437.44	5.69
New Mexico	7	196,630.58	0.32
New York	44	2,101,549.56	3.39
North Carolina	24	619,889.48	1.00
Ohio	22	637,646.35	1.03
Oklahoma	8	254,729.00	0.41
Oregon	11	375,601.12	0.61
Pennsylvania	39	1,659,981.40	2.68
Rhode Island	9	464,949.73	0.75
South Carolina	13	391,911.03	0.63
South Dakota	1	13,456.72	0.02
Tennessee	13	337,563.91	0.54
Texas	109	3,222,458.71	5.20
Utah	8	229,636.47	0.37
Vermont	1	54,446.63	0.09
Virginia	41	2,052,947.53	3.31
Washington	41	1,895,156.58	3.06
West Virginia	3	143,675.32	0.23
Wisconsin	15	642,565.10	1.04
Wyoming	3	93,752.10	0.15
Total	1,326	61,973,168.42	100.00